(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
July 31, 2001


Merrill Lynch
Oregon Municipal
Bond Fund


www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Oregon
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



Merrill Lynch Oregon Municipal Bond Fund, July 31, 2001


DEAR SHAREHOLDER

The Municipal Market Environment
In recent months, investors' attention has been largely focused on weak US economic growth, volatile US equity markets, and most importantly, the Federal Reserve Board's responses to these factors. For the six-month period ended July 31, 2001, US economic growth remained weak despite repeated actions by the Federal Reserve Board to bolster US economic activity and consumer confidence. US economic activity, as measured by gross domestic product (GDP), grew 1.3% during the first quarter of 2001, while the second quarter's GDP recently was estimated at 0.7%. The Federal Reserve Board at each of its meetings this year, lowered short-term interest rates to foster greater economic growth. In the first seven months of 2001, the Federal Reserve Board lowered short-term interest rates from 6.50% to 3.75%. Lower short-term interest rates should boost economic growth by allowing businesses to finance daily operations and company expansions more easily. Lower interest rates also can reduce mortgage rates, making housing more affordable to consumers, lifting both housing and related home furnishing industries.

Despite considerable weekly and monthly volatility, fixed-income bond yields for the six months ended July 31, 2001 were little changed from their late January 2001 levels. Yields initially declined into March before rising in early May and declined again for the remainder of the July period. Citing weakening employment, declines in business investment and profits and continued modest consumer spending, the Federal Reserve Board lowered short-term interest rates on a monthly basis through April 2001. Long-term taxable fixed-income interest rates responded by declining to recent historic lows. By late March, long-term US Treasury bond yields declined approximately 25 basis points (0.25%) to 5.26%.

Initially, equity markets, especially the NASDAQ, rallied strongly expecting the Federal Reserve Board to take whatever action was necessary to restore both economic growth and corporate profitability. During late April and May 2001, many investors reallocated assets out of US Treasury securities back into equities. Corporate treasurers also issued significant amounts of taxable debt to take advantage of historically low interest rates. These higher-yielding issues helped reduce the demand for US Treasury obligations. Additionally, a strong Producer Price Index released in early May ignited smoldering inflationary fears among many investors. These investors believed that the 250 basis point decline in short-term interest rates by the Federal Reserve Board through May would eventually rekindle a strong US economy with concomitant inflationary pressures. As a result of these factors, US Treasury bond prices declined sharply and yields rose to 5.90% by mid-May 2001.

However, in early June, a report was issued stating that US manufacturing remained weak. Additionally, large numbers of US companies began to release weaker-than-expected earnings reports that pushed equity prices lower. These factors combined to renew investor demand for US Treasury issues and bond prices began to rise. The fixed-income markets continued to improve in late June and throughout July as equities remained under considerable pressure. A sizeable decline in national employment released in early July also served to emphasize the ongoing decline in economic activity despite the Federal Reserve Board's easing of monetary policy in 2001. Weak foreign economies, particularly in Japan and Argentina, also bolstered investor demand for US Treasury obligations. The resultant positive market environment saw US Treasury yields decline to end July 2001 at 5.52%, essentially unchanged from their January 2001 closing yields of 5.50%.

During the six months ended July 31, 2001, the tax-exempt bond market also reacted to both the Federal Reserve Board's monetary policy and equity market volatility. However, its reaction was far more muted both in intensity and degree. The equity market rally in April and early May, combined with the possibility that the Federal Reserve Board was close to the end of its current interest rate reduction cycle, initially pushed municipal bond yields higher. By late May, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose to 5.65%, an increase of approximately 15 basis points from the end of January 2001 levels. However, during June and July, both institutional and retail investor demand for tax-exempt securities significantly increased. For the remainder of the period, the municipal bond market was able to respond positively to this increased demand and long-term tax-exempt bond yields declined to 5.40% by July 31, 2001, a five basis point decline in long-term municipal bond yields from January 2001 levels.

The recent relative outperformance of the tax-exempt bond market has been particularly impressive given the dramatic increase in long-term municipal bond issuance during the six-month period ended
July 31, 2001. Historically, low municipal bond yields have continued to allow municipalities to refund outstanding, higher-couponed debt. Also, as yields began to rise in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, almost $145 billion in long-term tax-exempt bonds was issued, an increase of more than 40% compared to the same 12-month period a year ago. During July 2001, tax-exempt bond issuance was particularly heavy with more than $75 billion in long-term municipal bonds underwritten, an increase of more than 45% compared to the same period a year ago.


Merrill Lynch Oregon Municipal Bond Fund, July 31, 2001


Historically, early July has often been a period of weak investor demand for tax-exempt products. Seasonal tax pressures, particularly in April, often result in the liquidation of municipal securities to meet Federal and state tax payments. In recent months, there was no appreciable selling by retail accounts. However, it was recently noted that thus far in 2001, net new cash inflows into municipal bond mutual funds reached $4 billion. The same 12-month period a year ago saw net new cash outflows of more than $13 billion. This suggests that the positive technical structure of the municipal market remains intact. Also, the months of June and July have tended to be periods of strong retail demand in response to the large coupon income payments and proceeds from bond maturities and early redemptions these months generated. Analysts estimated that investors received more than $60 billion in such proceeds in June and July 2001. Given continued weak equity markets, much of these monies were reinvested in tax-exempt products, increasing an already strong demand. Additionally, short-term municipal interest rates moved lower in response to the easier Federal Reserve Board monetary policy. Seasonal tax pressures kept short-term interest rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal interest rates declined to approximately 2.5%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a very positive technical environment for municipal bonds in recent months. It is likely that much of this positive environment may continue in the coming months.

Looking forward, the municipal market's direction is uncertain. Should the US economy materially weaken into late summer, the Federal Reserve Board may be forced to ease monetary conditions to a greater extent than financial markets currently expect. The prospect of two or three additional interest rate easings is likely to push fixed-income bond yields, including municipal bonds, lower. However, should the cumulative 300 basis point decline in short-term interest rates by the Federal Reserve Board so far this year, in addition to the economic stimulus expected to be generated by recent Federal tax reform, combine to restore consumer confidence and economic activity, tax-exempt bond yields are unlikely to decline further. However, given the strong technical position of the municipal bond market, the tax-exempt market is likely to continue to outperform its taxable counterpart in the near future.


Fiscal Year in Review
Given the generally favorable environment for the tax-exempt market during the last 12 months, performance results for the Fund have been disappointing. For the fiscal year ended July 31, 2001, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +4.85, +4.31%, +4.21% and +4.85%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.) The largest single negative influence on total returns was attributable to adverse developments concerning the Fund's former position in senior unsecured debt issued by USG Corporation. A leading producer of wallboard, the company has fallen victim to escalating concerns over exposure to asbestos liability in recent months. With speculation rising that a voluntary bankruptcy filing was being considered in order to escape the rising tide of litigation, the bonds were sold in order to eliminate any further damage to the Fund. In late June, the company did in fact file for Chapter 11 bankruptcy protection, casting further doubt on recovery prospects for bondholders. The Fund's results fell short relative to its unmanaged benchmark, the Lehman Brothers Municipal Bond Index, which had a return of +10.08%, and the average of its peer group of other tax-exempt open-ended mutual funds, as measured by Lipper, Inc. for the same 12-month period.

Renewed demand for tax-exempt bonds by both retail and institutional investors in recent months has more than offset the 3% jump in debt issuance by the state of Oregon and its many political subdivisions through the fiscal year ended July 31, 2001. Amidst a generally favorable environment, we sought to enhance Fund performance by maintaining a fully invested position for much of the fiscal year. More specifically, our portfolio strategy has been designed to capitalize on recent trends in the tax-exempt market that have included a significant shift in the term structure of interest rates as well as a resurgent appetite for credit risk.


Merrill Lynch Oregon Municipal Bond Fund, July 31, 2001


The Federal Reserve Board's aggressive campaign to revive a moribund economy has prompted short-term interest rates to fall more sharply than long-term interest rates, thus causing the term structure of interest rates to become more positively sloped. Under these circumstances, the opportunity exists to leverage income through the use of derivative securities designed to capitalize on historically low borrowing costs as reflected in low short-term interest rates. While we have utilized this strategy for some time, we believed that the opportunity was compelling enough to warrant increasing exposure further as a means to enhance the Fund's distribution yield. In recognition of the greater volatility associated with these products, great care was taken in selecting appropriate underlying characteristics in order to limit the heightened degree of risk. Furthermore, some of the Fund's more interest rate-sensitive holdings were sold in recent months not only to realize gains from market appreciation, but also to reduce the Fund's overall risk profile.

Looking ahead, our portfolio strategy will reflect our belief that much of the decline in long-term interest rates has already occurred. However, it also appears likely that a sustained period of muted economic growth accompanied by low inflation and continued accommodation by monetary policymakers will provide a favorable backdrop for fixed-income markets. In view of this outlook, we expect a continuation of the present strategy, which calls for income enhancement within the context of reduced volatility.


In Conclusion
We appreciate your investment in Merrill Lynch Oregon Municipal
Bond Fund.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager



September 10, 2001



Merrill Lynch Oregon Municipal Bond Fund, July 31, 2001


PROXY RESULTS

During the six-months ended July 31, 2001, Merrill Lynch Oregon Municipal Bond Fund's shareholders voted on the following proposal. The proposal was adjourned at a shareholders' meeting on June 26, 2001 because it received insufficient votes to approve or disapprove. The meeting was adjourned until October 11, 2001. The description of the proposal and number of shares voted are as follows:

                                                                   Shares Voted    Shares Voted    Shares Voted
                                                                       For           Against         Abstain
1. To approve a plan of reorganization between the Fund and
   Merrill Lynch Municipal Bond Fund, Inc.'s National Portfolio.      Adjourned      Adjourned       Adjourned


Merrill Lynch Oregon Municipal Bond Fund, July 31, 2001


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.



Average Annual Total Return

                                     % Return Without   % Return With
                                       Sales Charge     Sales Charge**

Class A Shares*
One Year Ended 6/30/01                     +5.06%          +0.86%
Five Years Ended 6/30/01                   +4.86           +4.00
Inception (8/27/93) through 6/30/01        +4.29           +3.75

*Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return          % Return
                                       Without CDSC      With CDSC**

Class B Shares*
One Year Ended 6/30/01                     +4.53%          +0.53%
Five Years Ended 6/30/01                   +4.33           +4.33
Inception (8/27/93) through 6/30/01        +3.76           +3.76

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return          % Return
                                       Without CDSC      With CDSC**

Class C Shares*
One Year Ended 6/30/01                     +4.42%          +3.42%
Five Years Ended 6/30/01                   +4.22           +4.22
Inception (10/21/94) through 6/30/01       +5.06           +5.06

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without   % Return With
                                       Sales Charge     Sales Charge**

Class D Shares*
One Year Ended 6/30/01                     +4.96%          +0.76%
Five Years Ended 6/30/01                   +4.75           +3.90
Inception (10/21/94) through 6/30/01       +5.59           +4.95
*Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Oregon Municipal Bond Fund, July 31, 2001


PERFORMANCE DATA (concluded)


Total Return Based on a $10,000 Investment

A line graphic illustrating the growth of a $10,000 investment in Merrill Lynch Oregon Municipal Bond Fund++ Class A and Class B Shares* compared to a similar investment in Lehman Brothers Municipal Bond Index++++. Values illustrated are as follows:

Merrill Lynch Oregon Municipal Bond Fund++
Class A Shares*

DATE                       VALUE

8/27/1993**              $ 9,600.00
July 1994                $ 9,492.00
July 1995                $10,018.00
July 1996                $10,671.00
July 1997                $11,767.00
July 1998                $12,465.00
July 1999                $12,631.00
July 2000                $12,892.00
July 2001                $13,517.00


Merrill Lynch Oregon Municipal Bond Fund++
Class B Shares*

DATE                       VALUE

8/27/1993**              $10,000.00
July 1994                $ 9,841.00
July 1995                $10,331.00
July 1996                $10,950.00
July 1997                $12,014.00
July 1998                $12,662.00
July 1999                $12,766.00
July 2000                $12,964.00
July 2001                $13,523.00


Lehman Brothers
Municipal Bond Index++++

DATE                       VALUE

8/31/1993**              $10,000.00
July 1994                $ 9,979.00
July 1995                $10,765.00
July 1996                $11,475.00
July 1997                $12,652.00
July 1998                $13,410.00
July 1999                $13.796.00
July 2000                $14,391.00
July 2001                $15,841.00


A line graphic illustrating the growth of a $10,000 investment in Merrill Lynch Oregon Municipal Bond Fund++ Class C and Class D Shares* compared to a similar investment in Lehman Brothers Municipal Bond Index++++. Values illustrated are as follows:

Merrill Lynch Oregon Municipal Bond Fund++
Class C Shares*

DATE                       VALUE

10/21/1994**             $10,000.00
July 1995                $10,819.00
July 1996                $11,465.00
July 1997                $12,554.00
July 1998                $13,231.00
July 1999                $13,314.00
July 2000                $13,520.00
July 2001                $14,089.00


Merrill Lynch Oregon Municipal Bond Fund++
Class D Shares*

DATE                       VALUE

10/21/1994**             $ 9,600.00
July 1995                $10,421.00
July 1996                $11,100.00
July 1997                $12,229.00
July 1998                $12,941.00
July 1999                $13,100.00
July 2000                $13,357.00
July 2001                $14,005.00


Lehman Brothers
Municipal Bond Index++++

DATE                       VALUE

10/21/1994**             $10,000.00
July 1995                $11,107.00
July 1996                $11,840.00
July 1997                $13,054.00
July 1998                $13,836.00
July 1999                $14,234.00
July 2000                $14,848.00
July 2001                $16,344.00

*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Oregon Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of Oregon, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class A and Class B Shares' graph is from 8/31/93 and in the Class C andClass D Shares' graph is from 10/31/94.
Past performance is not predictive of future performance.


Recent Performance Results*
                                                     6-Month           12-Month    Since Inception    Standardized
As of July 31, 2001                                Total Return      Total Return    Total Return     30-Day Yield
ML Oregon Municipal Bond Fund Class A Shares*           +0.40%            +4.85%         +40.79%          2.20%
ML Oregon Municipal Bond Fund Class B Shares*           +0.04             +4.31          +35.24           1.79
ML Oregon Municipal Bond Fund Class C Shares*           +0.10             +4.21          +40.89           1.69
ML Oregon Municipal Bond Fund Class D Shares*           +0.35             +4.85          +45.90           2.10

*Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception periods are from 8/27/93 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.


Merrill Lynch Oregon Municipal Bond Fund, July 31, 2001


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P      Moody's    Face
Ratings  Ratings   Amount                                Issue                                                   Value
Oregon--71.5%
                          Forest Grove, Oregon, Campus Improvement Revenue Refunding Bonds
                          (Pacific University):
AA       NR*    $  250      6% due 5/01/2015                                                                     $   273
AA       NR*       250      6.20% due 5/01/2020                                                                      274

AAA      Aaa       600    Marion County, Oregon, Union High School District No. 007J (Silverton),
                          GO, 7% due 6/01/2004 (b)(f)                                                                667

AA       Aa2       500    Multnomah County, Oregon, Reynolds School District Number 007, GO,
                          5.625% due 6/15/2017                                                                       533

AAA      Aaa       500    Oregon State Department of Administrative Services, COP, Series A,
                          6.25% due 5/01/2010 (c)(f)                                                                 581

                          Oregon State Housing and Community Services Department, Mortgage
                          Revenue Refunding Bonds (S/F Mortgage Program), Series A:
NR*      Aa2       335      6.40% due 7/01/2018                                                                      352
NR*      Aa2       150      AMT, 6.20% due 7/01/2027                                                                 158

AAA      Aaa       950    Port of Portland, Oregon, Airport Revenue Refunding Bonds (Portland
                          International Airport), AMT, Series 7-B, 7.10% due 1/01/2012 (a)(f)                      1,151

NR*      Aaa       250    Portland, Oregon, GO, Series A, 5.125% due 6/01/2030                                       250

NR*      Aaa       500    Portland, Oregon, M/F Housing Authority Revenue Bonds (Lovejoy Station
                          Apartments Project), AMT, 5.90% due 7/01/2023 (a)                                          519

NR*      Aaa       500    Portland, Oregon, Sewer System Revenue Bonds, RIB, Series 386,
                          8.48% due 8/01/2020 (d)(e)                                                                 601

AAA      Aaa       500    Tillamook County, Oregon, GO, 6.25% due 1/01/2005 (d)(f)                                   551

AAA      Aaa       500    Washington County, Oregon, Unified Sewer Agency, Sewer Revenue Refunding
                          Bonds, Senior Lien, Series A, 5.75% due 10/01/2012 (d)                                     563

B        NR*       500    Yamhill County, Oregon, PCR, Refunding (Smurfit Newsprint Corporation Project),
                          8% due 12/01/2003                                                                          509


PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Oregon Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
GO         General Obligation Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family
STRIPES    Short-Term Inverse Payment Exempt Securities


Merrill Lynch Oregon Municipal Bond Fund, July 31, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P      Moody's    Face
Ratings  Ratings   Amount                                Issue                                                   Value
Puerto Rico--26.2%

AAA      Aaa    $1,720    Puerto Rico Commonwealth, GO, Refunding, 7% due 7/01/2010 (c)                          $ 2,107

AAA      Aaa       400    Puerto Rico Electric Power Authority, Power Revenue Bonds, STRIPES,
                          Series T, 8.524% due 7/01/2005 (b)(e)                                                      456

Total Investments (Cost--$8,546)--97.7%                                                                            9,545
Other Assets Less Liabilities--2.3%                                                                                  222
                                                                                                                 -------
Net Assets--100.0%                                                                                               $ 9,767
                                                                                                                 =======
(a)MBIA Insured.
(b)FSA Insured.
(c)AMBAC Insured.
(d)FGIC Insured.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2001.
(f)Prerefunded.
*Not Rated.
Ratings of issues shown have not been audited by Deloitte &
Touche LLP.

See Notes to Financial Statements.


Merrill Lynch Oregon Municipal Bond Fund, July 31, 2001


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 2001
Assets:         Investments, at value (identified cost--$8,545,847)                                        $   9,544,901
                Cash                                                                                             227,347
                Interest receivable                                                                              105,677
                Prepaid registration fees and other assets                                                        12,546
                                                                                                           -------------
                Total assets                                                                                   9,890,471
                                                                                                           -------------

Liabilities:    Payables:
                  Beneficial interest redeemed                                           $     89,786
                  Dividends to shareholders                                                     5,863
                  Distributor                                                                   3,506
                  Investment adviser                                                            1,632            100,787
                                                                                         ------------
                Accrued expenses and other liabilities                                                            22,578
                                                                                                           -------------
                Total liabilities                                                                                123,365
                                                                                                           -------------

Net Assets:     Net assets                                                                                 $   9,767,106
                                                                                                           =============

Net Assets      Class A Shares of beneficial interest, $.10 par value,
Consist of:     unlimited number of shares authorized                                                       $     12,571
                Class B Shares of beneficial interest, $.10 par value,
                unlimited number of shares authorized                                                             69,844
                Class C Shares of beneficial interest, $.10 par value,
                unlimited number of shares authorized                                                             13,395
                Class D Shares of beneficial interest, $.10 par value,
                unlimited number of shares authorized                                                              5,359
                Paid-in capital in excess of par                                                              11,366,393
                Accumulated realized capital losses on investments--net                                      (2,692,352)
                Accumulated distributions in excess of realized capital gains
                on investments--net                                                                              (7,158)
                Unrealized appreciation on investments--net                                                      999,054
                                                                                                           -------------
                Net assets                                                                                 $   9,767,106
                                                                                                           =============

Net Asset       Class A--Based on net assets of $1,213,215 and 125,711 shares
Value:          of beneficial interest outstanding                                                         $        9.65
                                                                                                           =============
                Class B--Based on net assets of $6,742,427 and 698,440 shares
                of beneficial interest outstanding                                                         $        9.65
                                                                                                           =============
                Class C--Based on net assets of $1,294,075 and 133,952 shares
                of beneficial interest outstanding                                                         $        9.66
                                                                                                           =============
                Class D--Based on net assets of $517,389 and 53,585 shares
                of beneficial interest outstanding                                                         $        9.66
                                                                                                           =============

See Notes to Financial Statements.


Merrill Lynch Oregon Municipal Bond Fund, July 31, 2001


FINANCIAL INFORMATION (continued)
Statement of Operations

                                                                                                      For the Year Ended
                                                                                                           July 31, 2001
Investment      Interest and amortization of premium and discount earned                                   $     687,709
Income:

Expenses:       Investment advisory fees                                                 $     66,127
                Professional fees                                                              66,074
                Account maintenance and distribution fees--Class B                             42,503
                Accounting services                                                            37,293
                Printing and shareholder reports                                               31,387
                Transfer agent fees--Class B                                                    9,130
                Account maintenance and distribution fees--Class C                              8,522
                Trustees' fees and expenses                                                     6,805
                Pricing fees                                                                    3,253
                Registration fees                                                               2,019
                Transfer agent fees--Class C                                                    1,542
                Transfer agent fees--Class A                                                    1,407
                Custodian fees                                                                  1,214
                Account maintenance fees--Class D                                                 645
                Transfer agent fees--Class D                                                      629
                Other                                                                           3,961
                                                                                         ------------
                Total expenses before reimbursement                                           282,511
                Reimbursement of expenses                                                    (42,080)
                                                                                         ------------
                Total expenses after reimbursement                                                               240,431
                                                                                                           -------------
                Investment income--net                                                                           447,278
                                                                                                           -------------

Realized &      Realized loss on investments--net                                                              (156,129)
Unrealized      Change in unrealized appreciation on investments--net                                            244,514
Gain (Loss) on                                                                                             -------------
Investments     Net Increase in Net Assets Resulting from Operations                                       $     535,663
--Net:                                                                                                     =============

See Notes to Financial Statements.


Merrill Lynch Oregon Municipal Bond Fund, July 31, 2001


FINANCIAL INFORMATION (continued)
Statements of Changes in Net Assets

                                                                                          For the Year Ended July 31,
Increase (Decrease) in Net Assets:                                                           2001               2000
Operations:     Investment income--net                                                   $    447,278      $     642,611
                Realized loss on investments--net                                           (156,129)          (445,099)
                Change in unrealized appreciation on investments--net                         244,514          (111,352)
                                                                                         ------------       ------------
                Net increase in net assets resulting from operations                          535,663             86,160
                                                                                         ------------       ------------

Dividends &     Investment income--net:
Distributions     Class A                                                                    (60,832)          (105,200)
to                Class B                                                                   (310,121)          (410,494)
Shareholders:     Class C                                                                    (50,132)           (78,272)
                  Class D                                                                    (26,193)           (48,645)
                In excess of realized gain on investments--net:
                  Class A                                                                          --            (1,173)
                  Class B                                                                          --            (4,537)
                  Class C                                                                          --              (915)
                  Class D                                                                          --              (533)
                                                                                         ------------       ------------
                Net decrease in net assets resulting from dividends and
                distributions to shareholders                                               (447,278)          (649,769)
                                                                                         ------------       ------------

Beneficial      Net decrease in net assets derived from beneficial
Interest        interest transactions                                                     (4,157,694)        (5,526,600)
Transactions:                                                                            ------------       ------------

Net Assets:     Total decrease in net assets                                              (4,069,309)        (6,090,209)
                Beginning of year                                                          13,836,415         19,926,624
                                                                                         ------------       ------------
                End of year                                                              $  9,767,106       $ 13,836,415
                                                                                         ============       ============

See Notes to Financial Statements.


Merrill Lynch Oregon Municipal Bond Fund, July 31, 2001


FINANCIAL INFORMATION (continued)
Financial Highlights

The following per share data and ratios
have been derived from information
provided in the financial statements.                                                      Class A
                                                                                 For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                           2001         2000       1999        1998       1997
Per Share           Net asset value, beginning of year          $    9.59    $    9.82  $   10.11  $   10.00   $    9.52
Operating                                                       ---------    ---------  ---------  ---------   ---------
Performance:        Investment income--net                            .40          .41        .43        .47         .47
                    Realized and unrealized gain (loss)
                    on investments--net                               .06        (.23)      (.29)        .11         .48
                                                                ---------    ---------  ---------  ---------   ---------
                    Total from investment operations                  .46          .18        .14        .58         .95
                                                                ---------    ---------  ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                        (.40)        (.41)      (.43)      (.47)       (.47)
                      In excess of realized gain
                      on investments--net                              --         --++         --       --++          --
                                                                ---------    ---------  ---------  ---------   ---------
                    Total dividends and distributions               (.40)        (.41)      (.43)      (.47)       (.47)
                                                                ---------    ---------  ---------  ---------   ---------
                    Net asset value, end of year                $    9.65     $   9.59   $   9.82  $   10.11    $  10.00
                                                                =========    =========  =========  =========   =========

Total Investment    Based on net asset value per share              4.85%        2.07%      1.33%      5.93%      10.27%
Return:*                                                        =========    =========  =========  =========   =========


Ratios to Average   Expenses, net of reimbursement                  1.55%        1.41%      1.16%       .89%        .78%
Net Assets:                                                     =========    =========  =========  =========   =========
                    Expenses                                        1.90%        1.76%      1.51%      1.24%       1.22%
                                                                =========    =========  =========  =========   =========
                    Investment income--net                          4.17%        4.36%      4.25%      4.62%       4.88%
                                                                =========    =========  =========  =========   =========

Supplemental        Net assets, end of year (in thousands)      $   1,213    $   1,791  $   3,031  $   3,103   $   3,232
Data:                                                           =========    =========  =========  =========   =========
                    Portfolio turnover                             28.11%       64.56%     60.26%     36.31%      40.62%
                                                                =========    =========  =========  =========   =========

++Amount is less than $.01 per share.
*Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


Merrill Lynch Oregon Municipal Bond Fund, July 31, 2001


FINANCIAL INFORMATION (continued)
Financial Highlights (continued)

The following per share data and ratios
have been derived from information
provided in the financial statements.                                                      Class B
                                                                                 For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                           2001         2000       1999        1998       1997
Per Share           Net asset value, beginning of year          $    9.59    $    9.82  $   10.11  $   10.00   $    9.52
Operating                                                       ---------    ---------  ---------  ---------   ---------
Performance:        Investment income--net                            .35          .36        .38        .42         .42
                    Realized and unrealized gain (loss)
                    on investments--net                               .06        (.23)      (.29)        .11         .48
                                                                ---------    ---------  ---------  ---------   ---------
                    Total from investment operations                  .41          .13        .09        .53         .90
                                                                ---------    ---------  ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                        (.35)        (.36)      (.38)      (.42)       (.42)
                      In excess of realized gain
                      on investments--net                              --         --++         --       --++          --
                                                                ---------    ---------  ---------  ---------   ---------
                    Total dividends and distributions               (.35)        (.36)      (.38)      (.42)       (.42)
                                                                ---------    ---------  ---------  ---------   ---------
                    Net asset value, end of year                $    9.65     $   9.59   $   9.82   $  10.11    $  10.00
                                                                =========    =========  =========  =========   =========

Total Investment    Based on net asset value per share              4.31%        1.55%       .82%      5.39%       9.72%
Return:*                                                        =========    =========  =========  =========   =========

Ratios to Average   Expenses, net of reimbursement                  2.07%        1.93%      1.67%      1.40%       1.29%
Net Assets:                                                     =========    =========  =========  =========   =========
                    Expenses                                        2.42%        2.27%      2.02%      1.75%       1.73%
                                                                =========    =========  =========  =========   =========
                    Investment income--net                          3.65%        3.86%      3.75%      4.11%       4.37%
                                                                =========    =========  =========  =========   =========

Supplemental        Net assets, end of year (in thousands)      $   6,743    $   9,608  $  12,421  $  14,965   $  17,888
Data:                                                           =========    =========  =========  =========   =========
                    Portfolio turnover                             28.11%       64.56%     60.26%     36.31%      40.62%
                                                                =========    =========  =========  =========   =========

++Amount is less than $.01 per share.
*Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


Merrill Lynch Oregon Municipal Bond Fund, July 31, 2001


FINANCIAL INFORMATION (continued)
Financial Highlights (continued)

The following per share data and ratios
have been derived from information
provided in the financial statements.                                                      Class C
                                                                                 For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                           2001         2000       1999        1998       1997
Per Share           Net asset value, beginning of year          $    9.60    $    9.82  $   10.12  $   10.00   $    9.53
Operating                                                       ---------    ---------  ---------  ---------   ---------
Performance:        Investment income--net                            .34          .36        .37        .41         .41
                    Realized and unrealized gain (loss)
                    on investments--net                               .06        (.22)      (.30)        .12         .47
                                                                ---------    ---------  ---------  ---------   ---------
                    Total from investment operations                  .40          .14        .07        .53         .88
                                                                ---------    ---------  ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                        (.34)        (.36)      (.37)      (.41)       (.41)
                      In excess of realized gain
                      on investments--net                              --         --++         --       --++          --
                                                                ---------    ---------  ---------  ---------   ---------
                    Total dividends and distributions               (.34)        (.36)      (.37)      (.41)       (.41)
                                                                ---------    ---------  ---------  ---------   ---------
                    Net asset value, end of year                 $   9.66     $   9.60   $   9.82   $  10.12    $  10.00
                                                                =========    =========  =========  =========   =========

Total Investment    Based on net asset value per share              4.21%        1.55%       .63%      5.39%       9.50%
Return:*                                                        =========    =========  =========  =========   =========


Ratios to Average   Expenses, net of reimbursement                  2.19%        2.02%      1.77%      1.50%       1.39%
Net Assets:                                                     =========    =========  =========  =========   =========
                    Expenses                                        2.54%        2.37%      2.12%      1.85%       1.83%
                                                                =========    =========  =========  =========   =========
                    Investment income--net                          3.53%        3.75%      3.64%      4.01%       4.28%
                                                                =========    =========  =========  =========   =========

Supplemental        Net assets, end of year (in thousands)      $   1,294    $   1,583  $   2,705  $   2,549   $   2,063
Data:                                                           =========    =========  =========  =========   =========
                    Portfolio turnover                             28.11%       64.56%     60.26%     36.31%      40.62%
                                                                =========    =========  =========  =========   =========

++Amount is less than $.01 per share.
*Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


Merrill Lynch Oregon Municipal Bond Fund, July 31, 2001


FINANCIAL INFORMATION (concluded)
Financial Highlights (concluded)

The following per share data and ratios
have been derived from information
provided in the financial statements.                                                      Class D
                                                                                 For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                           2001         2000       1999        1998       1997
Per Share           Net asset value, beginning of year          $    9.59    $    9.82  $   10.11  $   10.00   $    9.52
                                                                ---------    ---------  ---------  ---------   ---------
Operating           Investment income--net                            .39          .40        .42        .46         .46
Performance:        Realized and unrealized gain (loss)
                    on investments--net                               .07        (.23)      (.29)        .11         .48
                                                                ---------    ---------  ---------  ---------   ---------
                    Total from investment operations                  .46          .17        .13        .57         .94
                                                                ---------    ---------  ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                        (.39)        (.40)      (.42)      (.46)       (.46)
                      In excess of realized gain
                      on investments--net                              --         --++         --       --++           -
                                                                ---------    ---------  ---------  ---------   ---------
                    Total dividends and distributions               (.39)        (.40)      (.42)      (.46)       (.46)
                                                                ---------    ---------  ---------  ---------   ---------
                    Net asset value, end of year                $    9.66     $   9.59   $   9.82   $  10.11    $  10.00
                                                                =========    =========  =========  =========   =========

Total Investment    Based on net asset value per share              4.85%        1.96%      1.23%      5.82%      10.17%
Return:*                                                        =========    =========  =========  =========   =========

Ratios to Average   Expenses, net of reimbursement                  1.66%        1.51%      1.27%       .99%        .90%
Net Assets:                                                     =========    =========  =========  =========   =========
                    Expenses                                        2.01%        1.86%      1.62%      1.34%       1.32%
                                                                =========    =========  =========  =========   =========
                    Investment income--net                          4.06%        4.25%      4.15%      4.52%       4.76%
                                                                =========    =========  =========  =========   =========

Supplemental        Net assets, end of year (in thousands)      $     517    $     854  $   1,770  $     806   $     399
Data:                                                           =========    =========  =========  =========   =========
                    Portfolio turnover                             28.11%       64.56%     60.26%     36.31%      40.62%
                                                                =========    =========  =========  =========   =========

++Amount is less than $.01 per share.
*Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


Merrill Lynch Oregon Municipal Bond Fund, July 31, 2001


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Oregon Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective August 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, and no cumulative adjustment will be necessary.



Merrill Lynch Oregon Municipal Bond Fund, July 31, 2001


NOTES TO FINANCIAL STATEMENTS (continued)

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(g) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million;
 .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. For the year ended July 31, 2001, FAM earned fees of $66,127, of which $42,080 was waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                           Account
                         Maintenance       Distribution
                             Fee                Fee

Class B                      .25%              .25%
Class C                      .25%              .35%
Class D                      .10%               --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A Shares as follows:

                           FAMD          MLPF&S

Class A                    $11            $187


For the year ended July 31, 2001, MLPF&S received contingent deferred sales charges of $13,458 relating to transactions in Class B Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services.
FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the year ended July 31, 2001, the Fund reimbursed FAM an aggregate of $10,156 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.


Merrill Lynch Oregon Municipal Bond Fund, July 31, 2001


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2001 were $3,216,675 and $6,901,051, respectively.

Net realized losses for the year ended July 31, 2001 and net unrealized gains as of July 31, 2001 were as follows:

                                    Realized     Unrealized
                                     Losses         Gains

Long-term investments             $ (156,129)     $  999,054
                                  -----------     ----------
Total                             $ (156,129)     $  999,054
                                  ===========     ==========


As of July 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $999,054, of which $1,000,636 related to appreciated securities and $1,582 related to depreciated securities. The aggregate cost of investments at July 31, 2001 for Federal income tax purposes was $8,545,847.


4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $4,157,694 and $5,526,600 for the years ended
July 31, 2001 and July 31, 2000, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Year                         Dollar
Ended July 31, 2001                   Shares        Amount

Shares sold                            25,002    $   241,299
Shares issued to shareholders
in reinvestment of dividends            3,861         37,279
                                   ----------    -----------
Total issued                           28,863        278,578
Shares redeemed                      (89,949)      (873,401)
                                   ----------    -----------
Net decrease                         (61,086)    $ (594,823)
                                   ==========    ===========


Class A Shares for the Year                         Dollar
Ended July 31, 2000                   Shares        Amount

Shares sold                            21,449   $    202,474
Shares issued to shareholders
in reinvestment of dividends
and distributions                       7,254         68,376
                                   ----------   ------------
Total issued                           28,703        270,850
Shares redeemed                     (150,728)    (1,407,319)
                                   ----------   ------------
Net decrease                        (122,025)   $(1,136,469)
                                   ==========   ============


Class B Shares for the Year                         Dollar
Ended July 31, 2001                   Shares        Amount

Shares sold                            64,034   $    624,744
Shares issued to shareholders
in reinvestment of dividends           11,077        107,100
                                   ----------   ------------
Total issued                           75,111        731,844
Automatic conversion of shares        (5,811)       (55,910)
Shares redeemed                     (372,776)    (3,596,873)
                                   ----------   ------------
Net decrease                        (303,476)   $(2,920,939)
                                   ==========   ============


Class B Shares for the Year                         Dollar
Ended July 31, 2000                   Shares        Amount

Shares sold                            69,165   $    650,319
Shares issued to shareholders
in reinvestment of dividends
and distributions                      15,618        147,204
                                   ----------   ------------
Total issued                           84,783        797,523
Automatic conversion of shares        (3,392)       (32,156)
Shares redeemed                     (344,753)    (3,251,686)
                                   ----------   ------------
Net decrease                        (263,362)   $(2,486,319)
                                   ==========   ============


Class C Shares for the Year                         Dollar
Ended July 31, 2001                   Shares        Amount

Shares sold                             1,896   $     18,403
Shares issued to shareholders
in reinvestment of dividends            2,553         24,689
                                   ----------   ------------
Total issued                            4,449         43,092
Shares redeemed                      (35,401)      (342,013)
                                   ----------   ------------
Net decrease                         (30,952)   $  (298,921)
                                   ==========   ============


Class C Shares for the Year                         Dollar
Ended July 31, 2000                   Shares        Amount

Shares sold                             8,109   $     76,536
Shares issued to shareholders
in reinvestment of dividends
and distributions                       4,561         43,070
                                   ----------   ------------
Total issued                           12,670        119,606
Shares redeemed                     (123,064)    (1,162,380)
                                   ----------   ------------
Net decrease                        (110,394)   $(1,042,774)
                                   ==========   ============



Merrill Lynch Oregon Municipal Bond Fund, July 31, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)


Class D Shares for the Year                         Dollar
Ended July 31, 2001                   Shares        Amount

Automatic conversion of shares          5,811   $     55,910
Shares issued to shareholders
in reinvestment of dividends              786          7,597
                                   ----------   ------------
Total issued                            6,597         63,507
Shares redeemed                      (42,081)      (406,518)
                                   ----------   ------------
Net decrease                         (35,484)   $  (343,011)
                                   ==========   ============



Class D Shares for the Year                         Dollar
Ended July 31, 2000                   Shares        Amount

Shares sold                             8,652   $    82,867
Automatic conversion of shares          3,392         32,156
Shares issued to shareholders
in reinvestment of dividends
and distributions                       1,245         11,763
                                   ----------   ------------
Total issued                           13,289        126,786
Shares redeemed                     (104,499)      (987,824)
                                   ----------   ------------
Net decrease                         (91,210)   $  (861,038)
                                   ==========   ============


5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended July 31, 2001.


6. Capital Loss Carryforward:
At July 31, 2001, the Fund had a net capital loss carryforward of approximately $2,287,000, of which $679,000 expires in 2003, $1,233,000 expires in 2004, $71,000 expires in 2008 and $304,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


7. Reorganization Plan:
On March 13, 2001 the Trust's Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the National Portfolio of Merrill Lynch Municipal Bond Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of the National Portfolio. These Funds are registered, open-end management investment companies. Both entities have a similar investment objective and are managed by FAM.


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Oregon Municipal Bond Fund during its taxable year ended July 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.


Merrill Lynch Oregon Municipal Bond Fund, July 31, 2001


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch Oregon
Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series
Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Oregon Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Oregon Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
September 10, 2001


OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863